UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2022

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703, PMB 73480

Boston, MA 02115

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 3, 2022, Michael Prinn resigned as the Executive Vice President, Chief Financial Officer, and Treasurer of SeaChange International, Inc. (the “Company” or “SeaChange”), effective immediately (the “Resignation”).

On August 4, 2022, Julian Singer resigned as a member of the Board of Directors (the “Board”) of SeaChange, effective immediately. Mr. Singer’s departure is not a result of any disagreement with the Company relating to the Company’s operations, policies or practices.

(c)

Following the Resignation, on August 3, 2022, the Board appointed Kathleen Mosher as Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective August 3, 2022. Ms. Mosher, 51, is a Certified Public Accountant in the Commonwealth of Massachusetts and holds a bachelor’s degree in accountancy from Bentley University and a Masters of Taxation degree from Bentley University. She previously served as the Director of Tax for the Company from January 2008 to August 2021. Prior to that, Ms. Mosher served as the Director of Tax for Cytyc Corporation (NASDAQ: CYTC) from May 2000 to April 2004. Ms. Mosher was a Tax Manager for Ernst & Young, LLP from March 2000 to May 2000 and held a variety of tax positions for Staples, Inc. (NASDAQ: SPLS) from August 1996 to March 2000. Ms. Mosher started her career at Deloitte and Touche, LLP in their tax practice.

The selection of Ms. Mosher to serve as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Ms. Mosher and any director, executive officer, or person nominated to become a director or executive officer of the Company, and there are no related person transactions between the Company and Ms. Mosher required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In connection with the appointment of Ms. Mosher as Senior Vice President, Chief Financial Officer and Treasurer of the Company, the Compensation Committee of the Board and the Board agreed to pay Ms. Mosher an annual base salary of $205,000 per year. Ms. Mosher will also be eligible to receive a discretionary cash bonus for the remainder of fiscal 2023 at the Board’s sole discretion. Beginning in fiscal 2024, Ms. Mosher will be eligible to receive a cash bonus of up to thirty percent of her base salary if the Company attains its fiscal 2024 financial goals.

Pursuant to Ms. Mosher’s offer letter, in the event of termination of Ms. Mosher’s employment without cause after six months of employment, subject to Ms. Mosher executing a general release and satisfaction agreement that includes a one year noncompete, Ms. Mosher will be entitled to a one-time payment of six months’ base salary, payable over 12 semi-monthly payments. Attached as Exhibit 10.1, and incorporated herein by reference, is a copy of Ms. Mosher’s offer letter.

Ms. Mosher has executed an Indemnification Agreement with the Company. Attached as Exhibit 10.2, and incorporated herein by reference, is a copy of the form of Indemnification Agreement. Ms. Mosher will be offered a Change in Control Severance Agreement (the “Mosher CIC Agreement”) with the Company. The Mosher CIC Agreement will provide for enhanced severance benefits if there should be a change in control of the Company and a reduction in duties or termination of Ms. Mosher’s employment with the Company within two years of the change in control of the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of SeaChange was held on August 5, 2022, at which the Company’s stockholders voted on the following matters, as further described in SeaChange’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2022:

1.	The election of two members, Steven Singer and Igor Volshteyn, to the Board, to serve for a three-year term, each as a Class II Director;

2.	The approval, on an advisory basis, of the compensation of SeaChange’s named executive officers (the “Say-on-Pay Vote”);

3.	The approval of the amended and restated 2021 Compensation and Incentive Plan (the “2021 Plan Vote”); and

4.	The ratification of the appointment of the SeaChange’s independent registered public accounting firm, Marcum LLP, for the fiscal year ending January 31, 2023 (the “Auditor Ratification”).

The final voting results, as certified by the independent inspector of elections, Broadridge Financial Solutions, Inc., for each of the proposals submitted to a vote of the SeaChange stockholders at the Annual Meeting are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Election of Steven Singer:	14,633,963	1,655,490	349,751	11,264,992

	Votes For	Votes Against	Abstentions	Broker Non-votes
Election of Igor Volshteyn:	14,766,601	1,511,076	361,527	11,264,992

	Votes For	Votes Against	Abstentions	Broker Non-votes
Say-on-Pay Vote:	14,980,201	1,188,368	470,635	11,264,992

	Votes For	Votes Against	Abstentions	Broker Non-votes
2021 Plan Vote:	15,023,540	1,282,534	333,130	11,264,992

	Votes For	Votes Against	Abstentions	Broker Non-votes
Auditor Ratification:	26,990,839	375,562	537,795	n/a

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated August 3, 2022, by and between SeaChange International, Inc. and Kathleen Mosher.

10.2	Form of Indemnification Agreement (filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K previously filed on April 10, 2013 with the SEC and incorporated herein by reference).

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Peter D. Aquino
Peter D. Aquino
Dated: August 9, 2022		President and Chief Executive Officer